UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      March 31, 2011

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                      Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information provided in item 2.03 is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 13, 2011, Hickok Incorporated (the "Company") entered into a revolving credit agreement (the "agreement") with Robert L. Bauman (the "Lender"). The terms and conditions of the agreement are set forth in a Revolving Credit Agreement and a Revolver Credit Promissory Note (the “Note”), and, together with the Agreement and Note,  the “credit arrangement documents”), all of which were executed by the Company and delivered to the Lender on April 13, 2011. The Note expires April 13, 2012 and provides for a revolving credit facility of $250,000 with interest generally equal to three percent per annum plus prime and is unsecured.

Each loan made under the credit arrangement will be due and payable in full on the expiration date of the Note.  Interest on each loan made under the credit arrangement is payable in arrears on May 1, 2011, and on the first day of each month thereafter, at maturity, and on demand thereafter.

The Agreement generally allows for borrowing based on an amount equal to eighty percent (80%) of eligible receivables or $250,000. The Note provides that upon the occurrence of certain events of default, the Lender may immediately terminate the credit arrangement, and the Company's obligations under the credit facility may be accelerated. Such events of default are set forth in the various credit arrangement documents and include, without limitation:  failure to comply with the terms, obligations, and covenants of the credit arrangement documents; the encumbrance of any property securing any debt to the Lender by mortgage, security interest or other lien unless consented to by the Lender; and other customary defaults.

A copy of the Agreement and Note are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified in its entirety by reference to those Exhibits.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b)

Mr. Michael R. Cable, Senior Vice President, OEM, National Accounts Sales and Marketing resigned from Hickok Incorporated effective March 31, 2011.

Item 9.01    Financial Statements and Exhibits

            (d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Revolving Credit Agreement, dated April 13, 2011, executed by Hickok Incorporated and delivered to Robert L. Bauman.

10.2	Revolver Credit Promissory Note, dated April 13, 2011, executed by Hickok Incorporated and delivered to Robert L. Bauman.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    April 13, 2011

EXHIBIT  INDEX

Exhibit Number	Description of Exhibit
10.1	Revolving Credit Agreement, dated April 13, 2011, executed by Hickok Incorporated and delivered to Robert L. Bauman.

10.2	Revolver Credit Promissory Note, dated April 13, 2011, executed by Hickok Incorporated> and delivered to Robert L. Bauman.